                                                                               .
                                                                               .
                                                                               .
                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re:  [CASE NAME]    SONICblue Inc                               CASE NO.  03-51775  msj, 03-51776 msj, 03-51777 msj, 03-51778 msj
                       Diamond Mulimedia Systems, Inc
                       ReplayTV, Inc                               CHAPTER 11
                       Sensory Science Corporation                 MONTHLY OPERATING REPORT
                                                                   (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

      MONTH ENDED: May-03                               PETITION DATE:  03/21/03

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here the Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).

      Dollars reported in               $1
                                        ---

                                                                                                                       AS OF
2.    ASSET AND LIABILITY STRUCTURE                                     END OF CURRENT MONTH  END OF PRIOR MONTH  PETITION FILING
                                                                        --------------------  ------------------  ---------------
      a.  Current Assets                                                $         88,883,374  $       91,632,195  $   167,641,723
                                                                        --------------------  ------------------
      b.  Total Assets                                                  $         88,883,374  $       91,632,195  $   171,565,518
                                                                        --------------------  ------------------  ---------------
      c.  Current Liabilities                                           $          4,638,174  $        1,898,972  $   259,140,287
                                                                        --------------------  ------------------
      d.  Total Liabilities                                             $        263,605,247  $      263,749,006  $   283,757,820
                                                                        --------------------  ------------------

                                                                                                                    CUMULATIVE
3.    STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH                 CURRENT MONTH         PRIOR MONTH      (CASE TO DATE)
                                                                        --------------------  ------------------  ---------------
      a.  Total Receipts                                                $          4,138,356  $       47,928,364  $    52,066,720
                                                                        --------------------  ------------------  ---------------
      b.  Total Disbursements                                           $          2,453,629  $       12,949,434  $    15,403,063
                                                                        --------------------  ------------------  ---------------
      c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)    $          1,684,727  $       34,978,930  $    36,663,657
                                                                        --------------------  ------------------  ---------------
      d.  Cash Balance Beginning of Month                               $         38,043,814  $        3,064,884  $     3,064,884
                                                                        --------------------  ------------------  ---------------
      e.  Cash Balance End of Month (c + d)                             $         39,728,541  $       38,043,814  $    39,728,541
                                                                        --------------------  ------------------  ---------------


                                                                                                                    CUMULATIVE
                                                                            CURRENT MONTH        PRIOR MONTH      (CASE TO DATE)
                                                                        --------------------  ------------------  ---------------
4.    PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                    ($         2,605,062) ($      69,349,208) ($   71,954,270)
                                                                        --------------------  ------------------  ---------------
5.    ACCOUNT RECEIVABLES (PRE AND POST PETITION)                       $            298,609  $          449,331
                                                                        --------------------  ------------------
6.    POST-PETITION LIABILITIES                                         $          4,638,174  $        1,898,972
                                                                        --------------------  ------------------
7.    PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)            $                  0
                                                                        --------------------  ------------------


AT THE END OF THIS REPORTING MONTH:                                                                 YES                 NO
                                                                                              ------------------  ---------------
8.    Have any payments been made on pre-petition debt, other than payments in the normal course to secured creditors or lessors? (if yes, attach listing including date of
      payment, amount of payment and name of payee)                                             X (Exhibit 1)
                                                                                              ------------------  ---------------
9.    Have any payments been made to professionals?  (if yes, attach listing including date
      of payment, amount of payment and name of payee)                                                                   X
                                                                                              ------------------  ---------------
10.   If the answer is yes to 8 or 9, were all such payments approved by the court?                   X
                                                                                              ------------------  ---------------
11.   Have any payments been made to officers, insiders, shareholders, relatives?  (if yes, attach listing including date of payment, amount and reason for payment, and name of
      payee)                                                                                    X (Exhibit 2)
                                                                                              ------------------  ---------------
12.   Is the estate insured for replacement cost of assets and for general liability?                 X
                                                                                              ------------------  ---------------
13.   Are a plan and disclosure statement on file?                                                                       X
                                                                                              ------------------  ---------------
14.   Was there any post-petition borrowing during this reporting period?                                                X
                                                                                              ------------------  ---------------
15.   Check if paid: Post-petition taxes  [X] ;         U.S. Trustee Quarterly Fees  [X] ;
      Check if filing is current for: Post-petition tax reporting and tax returns:  [X] .

      (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)


I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: June 18, 2003                   /s/ Marcus Smith
      -------------                   ------------------------------------------
                                      Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 05/31/03

ASSETS

                                                                           FROM SCHEDULES        MARKET VALUE
                                                                        --------------------  ------------------
      CURRENT ASSETS

 1        Cash and cash equivalents - unrestricted                                            $      38,108,688
                                                                                              ------------------
 2        Cash and cash equivalents - restricted                                              $       1,619,853
                                                                                              ------------------
 3        Accounts receivable (net)                                               A           $         298,609
                                                                                              ------------------
 4        Inventory                                                               B           $         495,000
                                                                                              ------------------
 5        Prepaid expenses                                                                    $       1,129,466
                                                                                              ------------------
 6        Professional retainers
                                                                                              ------------------
 7        Other:           UMC Investment @ FMV                                               $      47,231,758
                                                                                              ------------------
 8        Patents_________________________________                                                 unknown
                                                                                              ------------------
 9                 TOTAL CURRENT ASSETS                                                       $      88,883,374
                                                                                              ------------------
      PROPERTY AND EQUIPMENT (MARKET VALUE)

10        Real property                                                           C           $               0
                                                                                              ------------------
11        Machinery and equipment                                                 D           $               0
                                                                                              ------------------
12        Furniture and fixtures                                                  D           $               0
                                                                                              ------------------
13        Office equipment                                                        D           $               0
                                                                                              ------------------
14        Leasehold improvements                                                  D           $               0
                                                                                              ------------------
15        Vehicles                                                                D           $               0
                                                                                              ------------------
16        Other:__________________________________                                D
                                                                                              ------------------
17        ________________________________________                                D
                                                                                              ------------------
18        ________________________________________                                D
                                                                                              ------------------
19        ________________________________________                                D
                                                                                              ------------------
20        ________________________________________                                D
                                                                                              ------------------
21                 TOTAL PROPERTY AND EQUIPMENT                                               $               0
                                                                                              ------------------
      OTHER ASSETS

22        Loans to shareholders
                                                                                              ------------------
23        Loans to affiliates
                                                                                              ------------------
24        ________________________________________
                                                                                              ------------------
25        ________________________________________
                                                                                              ------------------
26        ________________________________________
                                                                                              ------------------
27        ________________________________________
                                                                                              ------------------
28                 TOTAL OTHER ASSETS                                                         $               0
                                                                                              ------------------
29                 TOTAL ASSETS                                                               $      88,883,374
                                                                                              ==================

  NOTE:

      Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

  LIABILITIES FROM SCHEDULES
      POST-PETITION

          CURRENT LIABILITIES
30                 Salaries and wages                                                                             $         4,167
                                                                                                                  ---------------
31                 Payroll taxes
                                                                                                                  ---------------
32                 Real and personal property taxes
                                                                                                                  ---------------
33                 Income taxes
                                                                                                                  ---------------
34                 Sales taxes
                                                                                                                  ---------------
35                 Notes payable (short term)
                                                                                                                  ---------------
36                 Accounts payable (trade)                                                             A         $       829,483
                                                                                                                  ---------------
37                 Real property lease arrearage
                                                                                                                  ---------------
38                 Personal property lease arrearage
                                                                                                                  ---------------
39                 Accrued professional fees
                                                                                                                  ---------------
40                 Current portion of long-term post-petition debt (due within 12 months)
                                                                                                                  ---------------
41                 Other:  Payable to acquirer of sold/discontinued product lines                                 $     3,804,524
                                                                                                                  ---------------
42                 _____________________________________________________
                                                                                                                  ---------------
43                 _____________________________________________________
                                                                                                                  ---------------
44                 TOTAL CURRENT LIABILITIES                                                                      $     4,638,174
                                                                                                                  ---------------
45        LONG-TERM POST-PETITION DEBT, NET OF CURRENT PORTION
                                                                                                                  ---------------
46                 TOTAL POST-PETITION LIABILITIES                                                                $     4,638,174
                                                                                                                  ---------------

      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47                 Secured claims                                                                       F         $             0
                                                                                                                  ---------------
48                 Priority unsecured claims                                                            F         $             0
                                                                                                                  ---------------
49                 General unsecured claims                                                             F         $             0
                                                                                                                  ---------------
50                 TOTAL PRE-PETITION LIABILITIES                                                                 $   258,967,073
                                                                                                                  ---------------
51                 TOTAL LIABILITIES                                                                              $   263,605,247
                                                                                                                  ---------------
      EQUITY (DEFICIT)

52        Retained Earnings/(Deficit) at time of filing                                                           ($  644,469,546)
                                                                                                                  ---------------
53        Capital Stock                                                                                           $   419,094,388
                                                                                                                  ---------------
54        Additional paid-in capital                                                                              $   156,761,274
                                                                                                                  ---------------
55        Cumulative profit/(loss) since filing of case                                                           ($   71,954,270)
                                                                                                                  ---------------
56        Post-petition contributions/(distributions) or (draws)
                                                                                                                  ---------------
57        ______________________________________________________________
                                                                                                                  ---------------
58        Market value adjustment                                                           (UMC mark to market)  ($   34,153,719)
                                                                                                                  ---------------
59                 TOTAL EQUITY (DEFICIT)                                                                         ($  174,721,873)
                                                                                                                  ---------------
60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                                      $    88,883,374
                                                                                                                  ===============

                         SCHEDULES TO THE BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                                   SCHEDULE A
                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

RECEIVABLES AND PAYABLES AGINGS                                     ACCOUNTS RECEIVABLE    ACCOUNTS PAYABLE        PAST DUE
                                                                 [PRE AND POST PETITION]   [POST PETITION]    POST PETITION DEBT
     0 -30 Days                                                              $   35,237           $829,483
                                                                 ----------------------    ---------------
     31-60 Days                                                              $  177,200
                                                                 ----------------------    ---------------
     61-90 Days                                                              $  172,061                                      $0
                                                                 ----------------------    ---------------   -------------------
     91+ Days                                                                $  895,097
                                                                 ----------------------    ---------------
     Total accounts receivable/payable                                       $1,279,595           $829,483
                                                                 ----------------------    ===============
     Allowance for doubtful accounts                                         $  980,986
                                                                 ----------------------
     Accounts receivable (net)                                               $  298,609
                                                                 ======================

                                   SCHEDULE B
                          INVENTORY/COST OF GOODS SOLD

TYPES AND AMOUNT OF INVENTORY(IES)

                                          INVENTORY(IES)
                                            BALANCE AT
                                           END OF MONTH
     Retail/Restaurants -
       Product for resale                     $495,000
                                          -------------
     Distribution -
       Products for resale
                                          -------------
     Manufacturer -
       Raw Materials
                                          -------------
       Work-in-progress
                                          -------------
       Finished goods
                                          -------------
     Other - Explain
                                          -------------

     -----------------------------

     -----------------------------
         TOTAL                                $495,000
                                          =============

METHOD OF INVENTORY CONTROL

Do you have a functioning perpetual inventory system?
            Yes   [X]    No   [ ]

How often do you take a complete physical inventory?
  Weekly
                      ---
  Monthly
                      ---
  Quarterly
                      ---
  Semi-annually
                      ---
  Annually             X
                      ---

Date of last physical inventory was         12/31/02 0:00
                                          -------------------

Date of next physical inventory is          n/a
                                          -------------------

COST OF GOODS SOLD

INVENTORY BEGINNING OF MONTH                   $495,000
                                           -------------
Add -
  Net purchase
                                           -------------
  Direct labor
                                           -------------
  Manufacturing overhead
                                           -------------
  Freight in
                                           -------------
  Other:
                                           -------------
                                               $      0
     -----------------------------         -------------

     -----------------------------         -------------

Less -
  Inventory End of Month                       $495,000
                                           -------------
  Shrinkage
                                           -------------
  Personal Use
                                           -------------
Cost of Goods Sold                             $      0
                                           =============

INVENTORY VALUATION METHODS

Indicate by a checkmark method of inventory used.


Valuation methods -

    FIFO cost                               X
                                           ---
    LIFO cost
                                           ---
    Lower of cost or market                 X
                                           ---
    Retail method
                                           ---
    Other
                                           ---
      Explain

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

Description                                                                             COST                   MARKET VALUE

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                =====================    =========================

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

Description                                                                             COST                   MARKET VALUE
                                                                                        ----                   ------------
Machinery & Equipment -

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                =====================    =========================

Furniture & Fixtures -

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                =====================    =========================
Office Equipment -

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                =====================    =========================
Leasehold Improvements -

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                =====================    =========================
Vehicles -

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------

       ----------------------------------------------                           ---------------------    -------------------------
       Total                                                                                      $0                           $0
                                                                                =====================    =========================

                             STATEMENT OF OPERATIONS

                             (GENERAL BUSINESS CASE)

                          For the Month Ended   05/31/03
                                               ----------

              CURRENT MONTH
-------------------------------------------
   ACTUAL         FORECAST      VARIANCE                                                        CUMULATIVE         NEXT MONTH
                                                                                              (CASE TO DATE)        FORECAST
                                                REVENUES:
          $0                            $0    1   Gross Sales                                       $7,242,256
-------------   -------------  ------------                                                  ------------------  ----------------
          $0                            $0    2   less: Sales Returns & Allowances                  $4,063,280
-------------   -------------  ------------                                                  ------------------  ----------------
          $0              $0            $0    3   Net Sales                                         $3,178,976                $0
-------------   -------------  ------------                                                  ------------------  ----------------
          $0                            $0    4   less: Cost of Goods Sold (Schedule 'B')           $2,236,107
-------------   -------------  ------------                                                  ------------------  ----------------
          $0              $0            $0    5   Gross Profit                                        $942,869                $0
-------------   -------------  ------------                                                  ------------------  ----------------
                                        $0    6   Interest                                                  $0
-------------   -------------  ------------                                                  ------------------  ----------------
                                        $0    7   Other Income:                                       $150,226
-------------   -------------  ------------                      ------------------------    ------------------  ----------------
                                        $0    8                                                             $0
-------------   -------------  ------------     -----------------------------------------    ------------------  ----------------
                                        $0    9                                                             $0
-------------   -------------  ------------     -----------------------------------------    ------------------  ----------------
          $0              $0            $0   10       TOTAL REVENUES                                $1,093,095                $0
-------------   -------------  ------------                                                  ------------------  ----------------
                                                EXPENSES:

     $53,692                      ($53,692)  11   Compensation to Owner(s)/Officer(s)                 $263,365
-------------   -------------  ------------                                                  ------------------  ----------------
     $26,743                      ($26,743)  12   Salaries                                          $1,240,102
-------------   -------------  ------------                                                  ------------------  ----------------
                                        $0   13   Commissions                                               $0
-------------   -------------  ------------                                                  ------------------  ----------------
      $7,893                       ($7,893)  14   Contract Labor                                      $107,058
-------------   -------------  ------------                                                  ------------------  ----------------
                                                Rent/Lease:
          $0                            $0   15   Personal Property                                     $7,350
-------------   -------------  ------------                                                  ------------------  ----------------
                                        $0   16       Real Property                                         $0
-------------   -------------  ------------                                                  ------------------  ----------------
  $2,246,049                   ($2,246,049)  17   Insurance                                         $2,413,575
-------------   -------------  ------------                                                  ------------------  ----------------
                                        $0   18   Management Fees                                           $0
-------------   -------------  ------------                                                  ------------------  ----------------
          $0                            $0   19   Depreciation                                        $159,065
-------------   -------------  ------------                                                  ------------------  ----------------
                                                  Taxes:
     $60,680                      ($60,680)  20       Employer Payroll Taxes                          $289,493
-------------   -------------  ------------                                                  ------------------  ----------------
          $0                            $0   21       Real Property Taxes                              $12,760
-------------   -------------  ------------                                                  ------------------  ----------------
          $0                            $0   22       Other Taxes                                       $2,915
-------------   -------------  ------------                                                  ------------------  ----------------
          $0                            $0   23   Other Selling                                       $931,305
-------------   -------------  ------------                                                  ------------------  ----------------
      $1,951                       ($1,951)  24   Other Administrative                                $253,871
-------------   -------------  ------------                                                  ------------------  ----------------
          $0                            $0   25   Interest                                            $777,750
-------------   -------------  ------------                                                  ------------------  ----------------
          $0                            $0   26   Other Expenses: amortization                      $1,461,364
-------------   -------------  ------------                       -----------------------    ------------------  ----------------
                                        $0   27                                                             $0
-------------   -------------  ------------     -----------------------------------------    ------------------  ----------------
                                        $0   28                                                             $0
-------------   -------------  ------------     -----------------------------------------    ------------------  ----------------
                                        $0   29                                                             $0
-------------   -------------  ------------     -----------------------------------------    ------------------  ----------------
                                        $0   30                                                             $0
-------------   -------------  ------------     -----------------------------------------    ------------------  ----------------
                                        $0   31                                                             $0
-------------   -------------  ------------     -----------------------------------------    ------------------  ----------------
                                        $0   32                                                             $0
-------------   -------------  ------------     -----------------------------------------    ------------------  ----------------
                                        $0   33                                                             $0
-------------   -------------  ------------     -----------------------------------------    ------------------  ----------------
                                        $0   34                                                             $0
-------------   -------------  ------------     -----------------------------------------    ------------------  ----------------

  $2,397,008              $0   ($2,397,008)  35       TOTAL EXPENSES                                $7,919,973                $0
-------------   -------------  ------------                                                  ------------------  ----------------
 ($2,397,008)             $0   ($2,397,008)  36 SUBTOTAL                                           ($6,826,878)               $0
-------------   -------------  ------------                                                  ------------------  ----------------
                                                REORGANIZATION ITEMS:
 ($1,613,294)                   $1,613,294   37   Professional Fees                                ($2,168,294)
-------------   -------------  ------------                                                  ------------------  ----------------
                                        $0   38   Provisions for Rejected Executory Contracts               $0
-------------   -------------  ------------                                                  ------------------  ----------------
      $2,876                        $2,876   39   Interest Earned on Accumulated Cash from              $3,855
-------------   -------------  ------------                                                  ------------------  ----------------
                                                  Resulting Chp 11 Case                                     $0
                                                                                             ------------------
  $1,402,364                    $1,402,364   40   Gain or (Loss) from Sale of Equipment           ($62,957,203)
-------------   -------------  ------------                                                  ------------------  ----------------
          $0                            $0   41   U.S. Trustee Quarterly Fees                          ($5,750)
-------------   -------------  ------------                                                  ------------------  ----------------
                                        $0   42                                                             $0
-------------   -------------  ------------     -----------------------------------------    ------------------  ----------------
   ($208,054)             $0     ($208,054)  43        TOTAL REORGANIZATION ITEMS                 ($65,127,392)               $0
-------------   -------------  ------------                                                  ------------------  ----------------
 ($2,605,062)             $0   ($2,605,062)  44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES   ($71,954,270)               $0
-------------   -------------  ------------                                                  ------------------  ----------------
                                        $0   45   Federal & State Income Taxes
-------------   -------------  ------------                                                  ------------------  ----------------
 ($2,605,062)             $0   ($2,605,062)  46 NET PROFIT (LOSS)                                 ($71,954,270)               $0
=============   =============  ============                                                  ==================  ================

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)


TAXES PAYABLE                        0-30 DAYS       31-60 DAYS       61-90 DAYS       91+ DAYS        TOTAL
                                     ---------       ----------       ----------       --------        -----
FEDERAL

    Income Tax Withholding                                                                                   $0
                                    ------------     ------------     -----------     -----------    -----------
    FICA - Employee                                                                                          $0
                                    ------------     ------------     -----------     -----------    -----------
    FICA - Employer                                                                                          $0
                                    ------------     ------------     -----------     -----------    -----------
    Unemployment (FUTA)                                                                                      $0
                                    ------------     ------------     -----------     -----------    -----------
    Income                                                                                                   $0
                                    ------------     ------------     -----------     -----------    -----------
    Other (Attach List)                                                                                      $0
                                    ------------     ------------     -----------     -----------    -----------
TOTAL FEDERAL TAXES                          $0               $0              $0              $0             $0
                                    ------------     ------------     -----------     -----------    -----------
STATE AND LOCAL

    Income Tax Withholding                                                                                   $0
                                    ------------     ------------     -----------     -----------    -----------
    Unemployment (UT)                                                                                        $0
                                    ------------     ------------     -----------     -----------    -----------
    Disability Insurance (DI)                                                                                $0
                                    ------------     ------------     -----------     -----------    -----------
    Empl. Training Tax (ETT)                                                                                 $0
                                    ------------     ------------     -----------     -----------    -----------
    Sales                                                                                                    $0
                                    ------------     ------------     -----------     -----------    -----------
    Excise                                                                                                   $0
                                    ------------     ------------     -----------     -----------    -----------
    Real property                                                                                            $0
                                    ------------     ------------     -----------     -----------    -----------
    Personal property                                                                                        $0
                                    ------------     ------------     -----------     -----------    -----------
    Income                                                                                                   $0
                                    ------------     ------------     -----------     -----------    -----------
    Other (Attach List)                                                                                      $0
                                    ------------     ------------     -----------     -----------    -----------
TOTAL STATE & LOCAL TAXES                    $0               $0              $0              $0             $0
                                    ------------     ------------     -----------     -----------    -----------
TOTAL TAXES                                  $0               $0              $0              $0             $0
                                    ============     ============     ===========     ===========    ===========


                                   SCHEDULE F
                            PRE-PETITION LIABILITIES


LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                              CLAIMED       ALLOWED
                                                                         AMOUNT       AMOUNT (B)
                                                                         ------       ----------
    Secured claims  (a)
                                                                      -----------     -----------
    Priority claims other than taxes
                                                                      -----------     -----------
    Priority tax claims
                                                                      -----------     -----------
    General unsecured claims
                                                                      -----------     -----------

    (a)     List total amount of claims even it under secured.

    (b) Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount. You believe that you can settle the case for a claim of $3,000,000. For Schedule F reporting purposes you should list $10,000,000 as the Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH


                                             ACCOUNT 1        ACCOUNT 2       ACCOUNT 3       ACCOUNT 4
                                             ---------        ---------       ---------       ---------
Bank
                                            ------------     ------------     -----------     -----------
Account Type
                                            ------------     ------------     -----------     -----------
Account No.
                                            ------------     ------------     -----------     -----------
Account Purpose
                                            ------------     ------------     -----------     -----------
Balance, End of Month
                                            ------------     ------------     -----------     -----------
Total Funds on Hand for all Accounts                 $0
                                            ============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                        FOR THE MONTH ENDED_____________


                                                                                    Actual                     Cumulative
                                                                                 Current Month               (Case to Date)
                                                                                ----------------             --------------
     CASH RECEIPTS
1          Rent/Leases Collected
                                                                                ----------------             ---------------
2          Cash Received from Sales                                                          $0
                                                                                ----------------             ---------------
3          Interest Received                                                                 $0
                                                                                ----------------             ---------------
4          Borrowings
                                                                                ----------------             ---------------
5          Funds from Shareholders, Partners, or Other Insiders
                                                                                ----------------             ---------------
6          Capital Contributions
                                                                                ----------------             ---------------
7
           ---------------------------------------------                        ----------------             ---------------
8
           ---------------------------------------------                        ----------------             ---------------
9
           ---------------------------------------------                        ----------------             ---------------
10
           ---------------------------------------------                        ----------------             ---------------
11
           ---------------------------------------------                        ----------------             ---------------
12             TOTAL CASH RECEIPTS                                                           $0                          $0
                                                                                ----------------             ---------------
     CASH DISBURSEMENTS

13         Payments for Inventory                                                             0
                                                                                ----------------             ---------------
14         Selling                                                                           $0
                                                                                ----------------             ---------------
15         Administrative                                                                    $0
                                                                                ----------------             ---------------
16         Capital Expenditures
                                                                                ----------------             ---------------
17         Principal Payments on Debt
                                                                                ----------------             ---------------
18         Interest Paid                                                                     $0
                                                                                ----------------             ---------------
           Rent/Lease:
19             Personal Property
                                                                                ----------------             ---------------
20             Real Property
           Amount Paid to Owner(s)/Officer(s)                                   ----------------             ---------------
21             Salaries
                                                                                ----------------             ---------------
22             Draws
                                                                                ----------------             ---------------
23             Commissions/Royalties
                                                                                ----------------             ---------------
24             Expense Reimbursements
                                                                                ----------------             ---------------
25             Other
                                                                                ----------------             ---------------
26         Salaries/Commissions (less employee withholding)
                                                                                ----------------             ---------------
27         Management Fees
                                                                                ----------------             ---------------
           Taxes:
28             Employee Withholding
                                                                                ----------------             ---------------
29             Employer Payroll Taxes
                                                                                ----------------             ---------------
30             Real Property Taxes
                                                                                ----------------             ---------------
31             Other Taxes
                                                                                ----------------             ---------------
32         Other Cash Outflows:
                                                                                ----------------             ---------------
33
               -----------------------------------------                        ----------------             ---------------
34
               -----------------------------------------                        ----------------             ---------------
35
               -----------------------------------------                        ----------------             ---------------
36
               -----------------------------------------                        ----------------             ---------------
37
               -----------------------------------------                        ----------------             ---------------
38             TOTAL CASH DISBURSEMENTS:                                                     $0                          $0
                                                                                ----------------             ---------------
39   NET INCREASE (DECREASE) IN CASH                                                         $0                          $0
                                                                                ----------------             ---------------
40   CASH BALANCE, BEGINNING OF PERIOD
                                                                                ----------------             ---------------
41   CASH BALANCE, END OF PERIOD                                                             $0                          $0
                                                                                ================             ===============

                             STATEMENT OF CASH FLOWS
           (OPTIONAL) INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          FOR THE MONTH ENDED 05/31/03
                                              --------


    CASH FLOWS FROM OPERATING ACTIVITIES                                                 ACTUAL                  CUMULATIVE
                                                                                      CURRENT MONTH            (CASE TO DATE)
                                                                                      -------------            --------------
1      Cash Received from Sales                                                             $321,956                 $5,868,677
                                                                                     ----------------        -------------------
2      Rent/Leases Collected                                                                                                 $0
                                                                                     ----------------        -------------------
3      Interest Received                                                                                                     $0
                                                                                     ----------------        -------------------
4      Cash Paid to Suppliers                                                               $226,886                 $1,539,489
                                                                                     ----------------        -------------------
5      Cash Paid for Selling Expenses                                                       $138,852                   $789,370
                                                                                     ----------------        -------------------
6      Cash Paid for Administrative Expenses                                                $137,975                   $181,555
                                                                                     ----------------        -------------------
       Cash Paid for Rents/Leases:                                                                                           $0
                                                                                                             -------------------
7         Personal Property                                                                       $0                    $28,009
                                                                                     ----------------        -------------------
8         Real Property                                                                           $0                    $29,009
                                                                                     ----------------        -------------------
9      Cash Paid for Interest                                                                                                $0
                                                                                     ----------------        -------------------
10     Cash Paid for Net Payroll and Benefits                                               $107,062                 $1,367,797
                                                                                     ----------------        -------------------
       Cash Paid to Owner(s)/Officer(s)                                                                                      $0
                                                                                                             -------------------
11        Salaries                                                                           $53,692                   $263,365
                                                                                     ----------------        -------------------
12        Draws                                                                                                              $0
                                                                                     ----------------        -------------------
13        Commissions/Royalties                                                                                              $0
                                                                                     ----------------        -------------------
14        Expense Reimbursements                                                                                             $0
                                                                                     ----------------        -------------------
15        Other                                                                                                              $0
                                                                                     ----------------        -------------------
       Cash Paid for Taxes Paid/Deposited to Tax Acct.                                                                       $0
                                                                                                             -------------------
16        Employer Payroll Tax                                                               $60,680                   $153,502
                                                                                     ----------------        -------------------
17        Employee Withholdings                                                                                              $0
                                                                                     ----------------        -------------------
18        Real Property Taxes                                                                                                $0
                                                                                     ----------------        -------------------
19        Other Taxes                                                                        $22,712                    $22,712
                                                                                     ----------------        -------------------
20     Cash Paid for General Expenses                                                       $156,186                   $606,354
                                                                                     ----------------        -------------------
21        Rebates                                                                                 $0                   $600,459
       ---------------------------------------------------------                     ----------------        -------------------
22
       ---------------------------------------------------------                     ----------------        -------------------
23
       ---------------------------------------------------------                     ----------------        -------------------
24
       ---------------------------------------------------------                     ----------------        -------------------
25
       ---------------------------------------------------------                     ----------------        -------------------
26
       ---------------------------------------------------------                     ----------------        -------------------
27        NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES BEFORE
          REORGANIZATION ITEMS                                                             ($582,089)                  $287,056
                                                                                     ----------------        -------------------
    CASH FLOWS FROM REORGANIZATION ITEMS

28     Interest Received on Cash Accumulated Due to Chp 11 Case                               $2,876                     $3,855
                                                                                     ----------------        -------------------
29     Professional Fees Paid for Services in Connection with Chp 11 Case                   $108,208                 $2,213,208
                                                                                     ----------------        -------------------
30     U.S. Trustee Quarterly Fees                                                                $0                     $5,750
                                                                                     ----------------        -------------------
31A    KERP/PTO & Severance payments                                                      $1,441,376                 $3,000,000
                                                                                     ----------------        -------------------
31B    Net cash (received)/paid related to sold/discontinued product lines               ($3,804,524)               ($3,804,524)
       ---------------------------------------------------------                     ----------------        -------------------
32        NET CASH PROVIDED (USED) BY REORGANIZATION ITEMS                                $2,257,816                ($1,410,579)
                                                                                     ----------------        -------------------
33  NET CASH PROVIDED (USED) FOR OPERATING ACTIVITIES AND REORGANIZATION ITEMS            $1,675,727                ($1,123,523)
                                                                                     ----------------        -------------------
    CASH FLOWS FROM INVESTING ACTIVITIES

34     Capital Expenditures                                                                                                  $0
                                                                                     ----------------        -------------------
35     Proceeds from Sales of Capital Goods due to Chp 11 Case                                $9,000                $42,389,664
                                                                                     ----------------        -------------------
36                                                                                                                           $0
       ---------------------------------------------------------                     ----------------        -------------------
37        NET CASH PROVIDED (USED) BY INVESTING ACTIVITIES                                    $9,000                $42,389,664
                                                                                     ----------------        -------------------
    CASH FLOWS FROM FINANCING ACTIVITIES

38     Net Borrowings (Except Insiders)                                                                                      $0
                                                                                     ----------------        -------------------
39     Net Borrowings from Shareholders, Partners, or Other Insiders                                                         $0
                                                                                     ----------------        -------------------
40     Capital Contributions                                                                                                 $0
                                                                                     ----------------        -------------------
41     Principal Payments                                                                         $0                 $4,602,484
                                                                                     ----------------        -------------------
42                                                                                                                           $0
       ---------------------------------------------------------                     ----------------        -------------------
43        NET CASH PROVIDED (USED) BY FINANCING ACTIVITIES                                        $0                ($4,602,484)
                                                                                     ----------------        -------------------
44  NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS                                  $1,684,727                $36,663,657
                                                                                     ----------------        -------------------
45  CASH AND CASH EQUIVALENTS AT BEGINNING OF MONTH                                      $38,043,814                 $3,064,884
                                                                                     ----------------        -------------------
46  CASH AND CASH EQUIVALENTS AT END OF MONTH                                            $39,728,541                $39,728,541
                                                                                     ================        ===================

                                                                      Exhibit 1
                                                                      ---------

SONICblue
Pre-petition Payments
May 2003




Vendor Name                                      Amount                Date
-----------                                      ------                ----
WINDRIVER                                      179,030.31            5/16/03
1ST ROCKY MOUNTIAN SALES                        14,458.21            5/29/03
CORSAN MARKETING                                   331.47            5/29/03
CURRENT SALES/CHRIS-TEC MKTG                       544.80            5/29/03
IRA KAYE DBA KAYE & ASSOCIATES                   5,397.76            5/29/03
JAY F. SCHUDE ASSOCIATES INC.                    1,139.19            5/29/03
L. P. HENCH                                      3,334.95            5/29/03
LIENAU ASSOCIATES INC                              523.71            5/29/03
ORIGINAL MARKETING CPTS INC.                       692.34            5/29/03
ORION ADVANCED MARKETING                         4,177.59            5/29/03
ROBIN MCSURLEY                                   3,838.89            5/29/03
SELECT SALES INC                                11,001.34            5/29/03
SOUTHEASTERN SALES ASSOC.                          128.87            5/29/03
SOUTHWEST INCENTIVES INC.                        2,431.44            5/29/03
TOTAL MARKET SALES                               4,573.04            5/29/03
TRENT PARTNERS                                   3,419.16            5/29/03
VENTURE SALES & MARKETING                            0.42            5/29/03

                                                                       Exhibit 2


SONICblue, Inc
Payments to Officers      regular Salary
                          -----------------------------------------------------
Name                      5/16/03                 5/30/03              Total
                          -----------------------------------------------------
Gershon, David
Smith, Marcus             $20,000.00              $20,000.00         $40,000.00
                          ----------              ----------
Total
                          ==========              ==========